UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

Phillips Edison & Company, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-40594	27-1106076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive Cincinnati, Ohio	45249
(Address of principal executive offices)	(Zip Code)

(513) 554-1110
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value per share	PECO	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 12, 2026, Phillips Edison & Company, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders: (i) elected all ten directors to serve until the annual meeting in 2027 and until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers; and (iii) ratified the selection of Deloitte & Touche LLP as the Company’s independent auditor for fiscal year 2026. The final voting results are below.
Proposal 1: Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey S. Edison	95,271,788	2,270,958	138,074	12,109,479
Leslie T. Chao	95,212,702	2,323,676	144,442	12,109,479
Elizabeth O. Fischer	96,268,999	1,266,962	144,859	12,109,479
Devin I. Murphy	97,051,736	473,447	155,637	12,109,479
Stephen R. Quazzo	96,823,982	700,073	156,765	12,109,479
Jane E. Silfen	97,029,238	482,372	169,210	12,109,479
John A. Strong	95,951,700	1,569,091	160,029	12,109,479
Anthony E. Terry	97,441,704	77,003	162,113	12,109,479
Parilee E. Wang	97,018,252	501,193	161,375	12,109,479
Gregory S. Wood	97,323,263	199,986	157,571	12,109,479
Proposal 2: Say-on-Pay

For	Against	Abstain	Broker Non-Votes
93,958,045	3,381,613	341,162	12,109,479
Proposal 3: Ratification of Auditor

For	Against	Abstain	Broker Non-Votes
108,826,971	705,255	258,073	N/A
Item 7.01 Regulation FD Disclosure.
The Board approved distributions for June and July 2026 to its stockholders of record at the close of business on June 15, 2026 and July 15, 2026, respectively, equal to a monthly amount of $0.1083 per share. The Company’s June and July 2026 distributions are expected to be made on or around July 1, 2026 and August 4, 2026, respectively. Operating partnership unit holders receive distributions at the same rate as common stockholders, subject to the required tax withholding.
On May 12, 2026, the Company issued a press release announcing the declaration of the June and July 2026 distributions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission (“SEC”), and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any other filing with the SEC except as expressly set forth by specific reference in such filing.
Item  9.01   Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated May 12, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON & COMPANY, INC.

Dated: May 12, 2026	By:	/s/ Jennifer L. Robison
Jennifer L. Robison
Chief Accounting Officer and Senior Vice President (Principal Accounting Officer)